UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

AMN HEALTHCARE SERVICES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number Your Vote Counts! For complete information and to vote, visit www.ProxyVote.com Control # V62387-P25243 AMN HEALTHCARE SERVICES, INC. 2025 Annual Meeting Vote by May 1, 2025 11:59 PM ET You invested in AMN HEALTHCARE SERVICES, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 2, 2025. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 18, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* May 2, 2025 8:30 a.m. (Central Time) Virtually at: www.virtualshareholdermeeting.com/AMN2025

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

AMN HEALTHCARE SERVICES, INC.

2025 Annual Meeting
Vote by May 1, 2025
11:59 PM ET

Voting Items		Board Recommends
1.	Election of Directors	
	Nominees:	
1a.	Jorge A. Caballero	For
1b.	Mark G. Foletta	For
1c.	Teri G. Fontenot	For
1d.	Cary S. Grace	For
1e.	R. Jeffrey Harris	For
1f.	James H. Hinton	For
1g.	Celia P. Huber	For
1h.	Daphne E. Jones	For
1i.	Sylvia D. Trent-Adams	For
2.	To approve, by non-binding advisory vote, the compensation paid to our named executive officers.	For
3.	To ratify the appointment of KPMG LLP to be our independent registered public accounting firm for the fiscal year ending December 31, 2025.	For
4.	To approve the AMN Healthcare 2025 Equity Plan.	For
5.	A shareholder proposal entitled: "Special Shareholder Meeting Improvement."	Against

NOTE: To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

V62388-P25243